Exhibit 99.1

Keel Infrastructure Announces Proposed Offering of $350 Million of Convertible Senior Notes

NEW YORK, June 4, 2026 – Keel Infrastructure Corp. (NASDAQ/TSX: KEEL), a North American digital and energy infrastructure company (“Keel” or the “Company”), today announced that it intends to offer $350 million aggregate principal amount of convertible senior notes due 2032 (the “Convertible Notes”). The payment obligations under the notes will be fully and unconditionally guaranteed, on a senior unsecured basis, by Bitfarms Ltd., a wholly owned subsidiary of Keel. Keel also expects to grant the initial purchasers of the Convertible Notes an option to purchase, for a 13-day period beginning on and including the date on which the Convertible Notes are first issued, up to an additional $58 million aggregate principal amount of the Convertible Notes. The offering is subject to market and other conditions and there can be no assurance as to whether, when, or on what terms the offering may be completed.

Description of the Notes

The Convertible Notes will be senior unsecured obligations of the Company and will accrue interest at a rate payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2027. The Convertible Notes will mature on January 15, 2032, unless earlier repurchased, redeemed, or converted in accordance with their terms. Prior to October 15, 2031, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at the option of holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date.

The Convertible Notes will be convertible into cash, common stock of the Company (“common stock”), or a combination of cash and common stock, at the Company’s election. The initial conversion rate, interest rate, and other terms of the Convertible Notes will be determined at the time of pricing in negotiations with the initial purchasers of the Convertible Notes.

Use of Proceeds

The Company intends to use a portion of the net proceeds from this offering to fund the cost of entering into the capped call transactions described below and the remaining net proceeds for general corporate purposes, which may include funding deposits for long-lead equipment and/or collateralizing letters of credit related to expanding and/or accelerating data center development projects.

If the initial purchasers exercise their option to purchase additional notes, then the Company expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions and the remaining net proceeds for general corporate purposes.

Although the Company intends to spend the net proceeds from the offering as set forth above, management will have broad discretion to apply the net proceeds, and the actual use of proceeds may vary significantly from the amounts and expectations above and will depend on a number of factors.

Capped Call Transactions

In connection with the offering of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes, their respective affiliates, and/or other financial institutions (the “capped call counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Convertible Notes, the number of shares of common stock that will initially underlie the Convertible Notes, assuming the initial purchasers do not exercise their option to purchase additional notes. If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, the Company intends to use a portion of the net proceeds from the sale of the additional Convertible Notes to fund the cost of entering into additional capped call transactions, with the remaining net proceeds used for general corporate purposes.

The capped call transactions are expected generally to reduce potential dilution upon conversion of any Convertible Notes and/or offset any cash payments the Company could be required to make in excess of the principal amount of any converted Convertible Notes upon conversion thereof, as the case may be, with such reduction and/or offset subject to a cap targeted at a 100% premium to the last reported sale price of Keel’s common stock on Nasdaq on the date of pricing.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the capped call counterparties or their respective affiliates to purchase shares of common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the Convertible Notes, and such capped call counterparties or their respective affiliates may unwind these various derivative transactions and purchase our common stock in open market transactions shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the Convertible Notes at that time. In addition, the capped call counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of the Convertible Notes or if the capped call transactions are otherwise terminated). This activity could also cause or avoid an increase or decrease in the market price of the common stock or the Convertible Notes, which could affect the ability of holders of the Convertible Notes to convert the Convertible Notes and, to the extent the activity occurs during any observation period related to a conversion of the Convertible Notes, it could affect the number of shares of common stock, if any, and value of the consideration that holders of the Convertible Notes will receive upon conversion of such Convertible Notes.

The Convertible Notes and the common stock issuable upon the conversion thereof have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or registered under any state securities laws, or qualified by a prospectus in any province or territory of Canada. The Convertible Notes and the common stock may not be offered, sold, or delivered, directly or indirectly, in the United States absent registration under the Securities Act or an applicable exemption from registration under the Securities Act. The Convertible Notes will be offered only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act). Offers and sales in Canada will be made only pursuant to exemptions from the prospectus requirements of applicable Canadian provincial and territorial securities laws.

The offering of the Convertible Notes is subject to certain conditions including, but not limited to, the receipt of all necessary approvals, including the approval of the Toronto Stock Exchange and Nasdaq, and there can be no assurance as to whether, when, or on what terms the offering may be completed. The Convertible Notes issued in connection with the offering and the common stock issuable upon the conversion of the Convertible Notes will be subject to a statutory hold period in accordance with applicable securities legislation. The Company intends to rely on the exemption under Section 602.1 of the Toronto Stock Exchange’s Company Manual (the “TSX manual”) available to Eligible Interlisted Issuers (as defined in the TSX manual) in respect of the offering.

This press release is neither an offer to sell, nor is it a solicitation of an offer to buy the Convertible Notes or any other securities and shall not constitute an offer to sell or solicitation of an offer to buy, or a sale of, the Convertible Notes or any other securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Keel Infrastructure Corp.

Keel Infrastructure is a North American digital infrastructure and energy company that develops and owns data centers and energy infrastructure for high-performance computing workloads, including AI. With a pipeline of 2.2 gigawatts and established grid interconnections already in place, Keel delivers scalable infrastructure solutions in high-demand power markets across Pennsylvania and Washington in the United States, and Québec in Canada. Keel is headquartered in New York City and trades under the ticker symbol “KEEL” on Nasdaq and TSX.

On April 1, 2026, Keel became the ultimate parent company of Bitfarms Ltd. and its subsidiaries (“Bitfarms”) pursuant to a statutory plan of arrangement (the “Arrangement”) as part of Bitfarms’ previously announced intention to redomicile from Canada to the United States and rebrand to Keel Infrastructure. Pursuant to the Arrangement, Keel indirectly acquired all issued and outstanding common shares in the capital of Bitfarms, and in exchange, holders of the common shares of Bitfarms received one share of common stock of Keel per common share of Bitfarms.

Forward-Looking Statements

This news release contains certain “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) that are based on expectations, estimates, and projections as at the date of this news release and are covered by safe harbors under Canadian and U.S. securities laws. The statements and information in this release regarding the offering of Convertible Notes, the capped call transactions, and the use of proceeds, among others, are forward-looking information.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “positioning”, “prospects”, “believes”, “on track” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information.

This forward-looking information is based on assumptions and estimates of management of Keel at the time they were made, and involves known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Keel to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking information. Such factors, risks, and uncertainties include, among others: our limited operating history and history of operating losses, which make it difficult to evaluate our business and prospects; our evolving business model and strategy, including our strategic transformation from Bitcoin mining to high-performance computing (“HPC”) infrastructure, which may not be successful; our dependence on reliable and economical sources of power, including regulated electricity rates in Québec (Canada), Pennsylvania and Washington state (United States); our reliance on a limited number of third-party suppliers and manufacturers, including those in foreign jurisdictions, exposing us to supply chain disruptions, trade restrictions, and tariff risks; delays, cost overruns, and other risks associated with the continued development of our existing and planned facilities; intense competition from other Bitcoin mining companies and established HPC data center operators, some of which may have greater resources and experience; the potential inadequacy of our insurance coverage to protect against all losses; our increased focus on developing HPC and AI data centers may not become profitable and may divert resources from our Bitcoin mining operations; the capital-intensive nature of constructing HPC data centers and our potential inability to secure financing for such efforts; significant competition for suitable data center sites and regulatory constraints that could adversely impact our development pipeline; our dependence on significant customers for our HPC data centers, and the risk of customer default or failure to make timely payments; the rapidly evolving regulatory landscape surrounding HPC, AI, and Bitcoin mining, which may negatively impact our expansion efforts; the high volatility of Bitcoin prices, which has significantly affected and will continue to affect the profitability of our operations; periodic Bitcoin halving events that reduce mining rewards and could render our mining operations unprofitable; increases in cryptocurrency network difficulty and global computing power that could reduce our mining revenues; our reliance on a single third-party mining pool operator, subjecting us to concentration risk; fraud or failure of Bitcoin exchanges, custodians, and other trading venues that could adversely impact Bitcoin prices and our business; our requirement to obtain and comply with numerous government permits and approvals across multiple jurisdictions; extensive environmental, energy, and climate-related regulation that could result in significant additional costs or liabilities; political uncertainty in the U.S. and internationally, including potential regulatory and policy changes affecting the cryptocurrency and data center industries; cybersecurity threats and hacking attacks that could compromise our systems and data; the need for additional capital in the future, with no assurance that financing will be available on acceptable terms; risks that our hedging activities may not be effective and could result in significant losses; counterparty risk with respect to the capped call transactions entered into in connection with the convertible notes; potential dilution to shareholders from future issuances of capital stock, conversion of convertible notes, or exercise of options and warrants; and risks related to the U.S. Redomiciliation Transaction, including the possibility that anticipated benefits may not be realized. For further information concerning these and other risks and uncertainties, refer to Keel’s filings with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov and under its profile at www.sedarplus.ca, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings with the SEC. There may be other factors that cause results not to be as anticipated, estimated, or intended, including factors that are currently unknown to or deemed immaterial by Keel. There can be no assurance that such statements will prove to be accurate as actual results, and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on any forward-looking information. Keel does not undertake any obligation to revise or update any forward-looking information other than as required by law. Trading in the securities of the Company should be considered highly speculative. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein. Neither Nasdaq, the Toronto Stock Exchange, or any other securities exchange or regulatory authority accepts responsibility for the adequacy or accuracy of this release.

Investor Relations Contact:

Laine Yonker

ir@keelinfra.com

Media Contact:

Tara Goldstein

media@keelinfra.com

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